                                                                   EXHIBIT 99.2


                             [MOBLEY&COMPANY LOGO]
                   A PARTNERSHIP OF PROFESSIONAL CORPORATIONS

DAVID D. MOBLEY, JR. P.C.
CATHERINE CAVE MOBLEY, P.C.


                        THE WHEATSTONE ENERGY GROUP, INC.

                              FINANCIAL STATEMENTS

                               December 31, 2001


                           -------------------------




                          CERTIFIED PUBLIC ACCOUNTANTS
                  2551 ROSWELL ROAD / BUILDING 400 / SUITE 425
                            MARIETTA, GEORGIA 30062
                      (770) 859-0035 / FAX (770) 859-0034
                            WWW.MOBLEYANDCOMPANY.COM

                        THE WHEATSTONE ENERGY GROUP, INC.
                              FINANCIAL STATEMENTS
                               December 31, 2001


                                TABLE OF CONTENTS


                                                             Page
                                                             ----
Independent Accountants' Report                                1

Balance Sheet                                                  2

Statement of Income and Retained Earnings                      3

Statement of Cash Flows                                        4

Notes to Financial Statements                                 5-10


                        THE WHEATSTONE ENERGY GROUP, INC.
                                 BALANCE SHEET
                               December 31, 2001



          ASSETS                                                              2001
                                                                           ----------
Current assets
     Cash                                                                  $   17,219
     Accounts receivable                                                    2,306,937
     Costs and estimated earnings in excess of billings (Note 5)              720,740
     Prepaid expenses                                                          21,426
     Inventories (Note 1)                                                     180,904
                                                                           ----------
          Total current assets                                              3,247,226

Property and equipment, at cost, less
   accumulated depreciation (Note 2)                                          449,324

Notes receivable                                                               20,000
                                                                           ----------
          Total assets                                                     $3,716,550
                                                                           ==========
         LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
     Accounts payable                                                      $1,224,175
     Cash overdraft                                                           441,264
     Notes payable, current maturities (Note 3)                               965,817
     Accrued expenses                                                         234,641
     Accrued retirement contribution                                            3,756
     Billings in excess of costs and estimated earnings (Note 5)               11,812
                                                                           ----------
          Total current liabilities                                         2,881,465

Notes payable, less current maturities (Note 3)                                66,683
                                                                           ----------
          Total liabilities                                                 2,948,148
                                                                           ----------
Stockholders' equity
     Common stock, $1 par value, 500,000 shares authorized,
     1,000 shares issued and outstanding                                        1,000
     Additional paid-in capital                                                39,900
     Retained earnings                                                        727,502
                                                                           ----------
          Total stockholders' equity                                          768,402
                                                                           ----------
          Total liabilities and stockholders' equity                       $3,716,550
                                                                           ==========


                 See accompanying notes and accountants' report.

                        THE WHEATSTONE ENERGY GROUP, INC.
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                      For the Year Ended December 31, 2001


                                                          2001
                                                      -----------
Construction Revenue (Note 1)                         $11,936,155

Cost of Construction (Note 1)                           8,640,017
                                                       ----------

     Gross Profit                                       3,296,138

General and Administrative Expenses                     2,257,575

Depreciation Expense                                      125,163

Expansion Expenses                                        550,608
                                                       ----------
     Net Operating Income                                 362,792

Other Income and Expense:
     Gain on disposal of fixed asset                        1,000
     Interest income                                           --
     Interest expense                                     (62,985)
                                                       ----------
          Total other income and expense                  (61,985)
                                                       ----------

Net Income                                                300,807

Retained earnings, beginning of year                      512,495

Distributions to stockholders                             (85,800)
                                                       ----------
Retained earnings, end of year                         $  727,502
                                                       ==========

                 See accompanying notes and accountants' report.

                        THE WHEATSTONE ENERGY GROUP, INC.
                             STATEMENT OF CASH FLOWS
                      For the Year Ended December 31, 2001

                                                                             2001
                                                                         -----------
Cash flows from operating activities
      Net income                                                         $   300,807
      Adjustments to reconcile net income to net cash
           provided by operating activities
     Depreciation and amortization                                           125,163
     Gain on disposal of fixed asset                                           1,000
     Increase in accounts receivable                                      (1,207,252)
     Increase in inventories                                                 (62,589)
     Increase in due from notes receivable                                   (20,000)
     Increase in accrued expenses                                            234,451
     Increase in cash overdraft                                              175,713
     Increase in prepaid expenses                                            (21,426)
     Increase in billings in excess of
          costs and estimated earnings                                        11,812
     Increase in accrued retirement contributions                              3,756
     Increase in costs and estimated earnings
          in excess of billings                                             (167,802)
     Increase in accounts payable                                            556,428
                                                                         -----------
          Net cash provided (used) by operating activities                   (69,939)
                                                                         -----------

Cash flows from investing activities
     Purchase of capital assets                                             (186,946)
                                                                         -----------
          Net cash used in investing activities                             (186,946)
                                                                         -----------

Cash flows from financing activities
     Proceeds from notes payable                                             456,000
     Repayment of notes payable                                             (110,467)
     Distributions to stockholders                                           (85,800)
                                                                         -----------

          Net cash provided (used) by financing activities                   259,733
                                                                         -----------

Net increase (decrease) in cash                                                2,848

Cash, beginning of year                                                       14,371
                                                                         -----------

Cash, end of year                                                        $    17,219
                                                                         ===========



                See accompanying notes and accountants' report.

                       THE WHEATSTONE ENERGY GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2001


1.       SIGNIFICANT ACCOUNTING POLICIES

         Operations

         THE WHEATSTONE ENERGY GROUP, INC. (the Company) was incorporated in the state of Georgia, May 18, 1992. The Company refurbishes commercial, industrial, and institutional buildings with modern and efficient lighting products resulting in lower energy consumption and cost savings for their customers. Services are contracted with a variety of contractors, developers, and individuals throughout the United States.

         Recognition of Contract Income

         The Company recognizes revenue on long-term contracts on the percentage-of-completion method of accounting. Contract revenues are determined based upon the percentage of costs incurred to date to total estimated costs. As these long-term contracts extend over one or more years, revisions in cost and profit estimates during the course of the contracts are recognized in the accounting period in which the facts, which require the revisions, become known. If a contract has a projected loss, the entire amount of the estimated loss on the contract is accrued.

         Billings on a contract in excess of revenues are recorded as a current liability. Revenues recognized on a contact in excess of the billings are shown as a current asset. The contract amounts, as shown in these financial statements, also include approved change orders that have been made.

         Income Taxes

         The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company is not subject to corporate federal or state income taxes on its taxable income. Instead, the stockholders are liable for individual federal and state income taxes on their proportionate shares of the Company's taxable income. The corporate income tax returns are prepared on the cash basis.

         The Company's earnings (loss) taxable to the stockholders for the Year ended December 31, 2001 approximated $(414,100). The difference between financial statement net income and shareholder earnings taxable for that period is the result of timing differences between the recognition of revenue and expenses for tax purposes and for financial statement purposes. Had the Company been required to pay income tax on these earnings (as a regular C Corporation), the Company's year income tax expense (benefit) would have approximated $(95,300).

                        THE WHEATSTONE ENERGY GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2001


1.       SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Property and Equipment

         Property and equipment are stated at cost, less accumulated depreciation. Depreciation is recorded using the straight-line method for financial reporting purposes applied over the estimated useful lives of the assets. For federal income tax purposes, depreciation is computed using the Modified Accelerated Cost Recovery System. Cost of property sold or otherwise disposed of and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income currently.

         Organization and Loan Costs

         Organization and Loan costs are stated at cost, less accumulated amortization. Amortization is recorded using the straight-line method for financial and federal income tax reporting.

         Inventories

         Inventories of construction materials are valued at the lower of cost, as determined by the first-in, first-out method, or market.

         Cash Flows

         For purposes of the statements of cash flows, the Company considers cash and highly liquid investments with a maturity of three months or less to be cash equivalents.

         Concentrations of Credit Risk

         The Company performs its services primarily to customers throughout the United States. The Company performs ongoing credit evaluations of its customers' financial condition and, generally does not require collateral or other security to support customer receivables.

2.       PROPERTY AND EQUIPMENT

         A summary of property and equipment and accumulated depreciation thereon at December 31, 2001 is as follows:

                                                                 2001
                                                              ---------
               Machinery, equipment, and tools                $  53,300
               Vehicles                                         449,637
               Furniture and fixtures                            34,882
               Leasehold improvements                            87,143
               Computers and software                           263,896
                                                              ---------
                    Total property and equipment                888,858
               Less: accumulated depreciation                  (439,534)
                                                              ---------
                    Net property and equipment                $ 449,324
                                                              =========

                        THE WHEATSTONE ENERGY GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2001


3.       NOTES PAYABLE

         A summary of notes payable at December 31, 2001, is as follows:

                                                         2001
                                                      -----------
               Secured term loans                     $ 1,032,500
                                                      -----------
               Less: current maturities                  (965,817)
                                                      -----------
               Long term maturities                   $    66,683
                                                      ===========

         The future maturities of notes payable are as follows:


                     YEAR ENDING
                     DECEMBER 30,                       AMOUNT
                     ------------                     ----------
                        2002                          $  965,817
                        2003                              34,158
                        2004                              20,456
                        2005                              12,069
                        2006 and thereafter                   --
                                                      ----------
                             Total notes payable      $1,032,500
                                                      ==========

         At December 31, 2001, the Company has a revolving line of credit with Wachovia Bank of Georgia, NA with a borrowing limit of $1,200,000, due on demand. The note bears interest at the rate of prime plus 1.75% and is secured by all accounts receivables, inventory and equipment. At December 31, 2001, this line of credit had outstanding balances of $891,000. The line of credit matures June 30, 2002.

         The Company also has various equipment and vehicle term loans and capital lease obligations, reflected in the above notes payable summary and future maturities schedule. Interest rates on these obligations range from 4.0% to 15.8%, with aggregate current monthly payments totaling $8,662.

         The Company paid interest of $62,985 during the year ended December 31, 2001.

                        THE WHEATSTONE ENERGY GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2001


4.       OPERATING LEASE ARRANGEMENTS

         On April 1, 1998, the Company entered into a three (3) year lease of office and warehouse space at 1231-O Collier Road, Atlanta, Georgia requiring monthly base rent of $1,792 for 5,000 square feet of office & warehouse space. On March 20, 1999, the Company entered into a lease extension for December 1, 1999 through March 31, 2004 for the original space and an additional 5,000 square feet of adjoining office and warehouse space requiring a current monthly base rent of $4,900 for the total space.

         Future minimum rental payments required under the operating lease as of December 31, 2001, are as follows:


                     YEAR ENDING
                     DECEMBER 31,                       AMOUNT
                     ------------                      --------
                        2002                           $ 59,447
                        2003                             60,329
                        2004                             15,138
                        2005 and thereafter                  --
                                                       --------
                                                       $134,914
                                                       ========

         Rental payments amounted to $58,224 on the current facility for the year ended December 31, 2001.

         During the year, the Company entered into several four (4) year leases for computer hardware and software requiring a monthly base rent of $1,987.

         Future minimum rental payments required under these operating leases as of December 31, 2001, are as follows:


                   YEAR ENDING
                   DECEMBER 31,                       AMOUNT
                   ------------                      --------
                      2002                            $23,844
                      2003                             23,844
                      2004                             21,857
                      2005 and thereafter                  --
                                                      -------
                                                      $69,545
                                                      =======

         Rental payments amounted to $19,805 on the current facility for the year ended December 31, 2001.

                       THE WHEATSTONE ENERGY GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2001


5.       COST AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

         The following summarizes costs and estimated earnings on uncompleted contracts:

                                                                                      2001
                                                                                   -----------
          Costs incurred on uncompleted contracts                                  $ 2,129,354
          Estimated earnings                                                           710,318
                                                                                   -----------
          Recognized revenue on uncompleted contracts                                2,839,672

          Billings to date on uncompleted contracts                                 (2,130,744)
                                                                                   -----------

          Net cost and estimated profits in excess of billings on
          uncompleted contracts                                                    $   708,928
                                                                                   ===========

          The above is included in the accompanying balance sheets under the following captions:

                                                                                      2001
                                                                                   -----------
          Costs and estimated earnings in excess of related
          billings on completed contracts                                          $   720,740

          Billings in excess of costs and estimated earnings on
          uncompleted      contracts                                                   (11,812)
                                                                                   -----------
          Net cost and estimated profits in excess of billings on
          uncompleted contracts                                                    $   708,928
                                                                                   ===========


6.       RETIREMENT SAVINGS PLAN

         The Company has a retirement savings plan with a profit sharing plan and 401(k) plan covering eligible employees over the age of 18 with one year of service. Company contributions to either the profit sharing and 401(k) portion of the plan, which are discretionary, amounted to $0 for the profit sharing, for the year ended December 31, 2001, while there was a 25% matching contribution to the 401(k) segment of the plan for the year ended December 31, 2001. The 401(k) match amounted to $3,756 for the year.

                        THE WHEATSTONE ENERGY GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2001


7.       COMMITMENTS

         As discussed in these notes, the Company has various outstanding commitments entered into in the ordinary course of business.

8.       CONTINGENCIES

         The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates based on management's knowledge and experience. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Due to their prospective nature, actual results could differ from those estimates.

         The Company has been made a co-defendant of an anti-trust lawsuit with one of its customers. At this time, no estimate of the effects of this action can be projected. The financial statements do not present any revenue, expense or cost of defense of the settlement or adjudication of this legal proceeding.

9.       RELATED PARTY TRANSACTIONS

         The stockholders of the Company own controlling interest of an entity from which the Company receives computer technology software customization services.

         A summary of related party transactions for the year ended December 31, 2001 is as follows:

                                                                         2001
                                                                       --------
               Expense reimbursement billed
                    To the related Company                             $ 14,574
                                                                       ========
               The related Company billed to the Company
                    for leased office space                            $     --
                                                                       ========
               The related Company billed the Company
                    for software customization                         $ 14,574
                                                                       ========
               The amount due from related Company at
                    December 31, 2001                                  $     --
                                                                       ========
               The amount due to related Company at
                    December 31, 2001                                  $     --
                                                                       ========